MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST Two World Trade Center

LETTER TO THE SHAREHOLDERS May 31, 2000                 New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year as real personal consumption accelerated and unemployment reached a 30-year low. The surge in oil prices also heightened the risk of inflation. In response, the Federal Reserve Board raised the federal funds rate on six occasions over the last eleven months to a nine-year high of 6.50 percent. Economic growth and a less accommodative monetary policy caused long-term interest rates to increase throughout 1999. In February, however, the U.S. Treasury announced plans to use the federal budget surplus to reduce its debt. This announcement precipitated a 50 to 75 basis point drop in yields of longer Treasury maturities. Municipal bond yields also declined but lagged the trend of Treasury yields. With data in April still indicating a robust economy, long-term interest rates again increased. By the end of May, however, interest rates had stabilized as the financial markets began to perceive the possibility of an economic soft landing.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of 5.05 percent but increased to 5.97 percent by calendar year-end. This index reached a high of 6.18 percent in January 2000 and ended May at 5.91 percent. Because bond prices move inversely to changes in interest rates, higher yields caused bond prices to decline significantly last year and improve marginally in the first five months of 2000.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent at the end of 1999 to 98 percent at the end of May 2000 can be attributed primarily to the magnitude of the rally in long-term Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

During the first five months of 2000, new-issue underwriting volume was 25 percent lower than in the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped more than 75 percent.

[BAR GRAPH]


                                          30-YEAR BOND YIELDS 1994-2000

                     Insured                                                   Insured Municipal Yields as a
                  Municipal Yields              U.S. Treasury Yields           Percentage of U.S. Treasury Yields
                  ----------------              --------------------           ----------------------------------


1994                    5.40                           6.34                                 85.17
                        5.40                           6.24                                 86.54
                        5.80                           6.66                                 87.09
                        6.40                           7.09                                 90.27
                        6.35                           7.32                                 86.75
                        6.25                           7.43                                 84.12
                        6.50                           7.61                                 85.41
                        6.25                           7.39                                 84.57
                        6.30                           7.45                                 84.56
                        6.55                           7.81                                 83.87
                        6.75                           7.96                                 84.80
                        7.00                           8.00                                 87.50
                        6.75                           7.88                                 85.66
1995                    6.40                           7.70                                 83.12
                        6.15                           7.44                                 82.66
                        6.15                           7.43                                 82.77
                        6.20                           7.34                                 84.47
                        5.80                           6.66                                 87.09
                        6.10                           6.62                                 92.15
                        6.10                           6.86                                 88.92
                        6.00                           6.66                                 90.09
                        5.95                           6.48                                 91.82
                        5.75                           6.33                                 90.84
                        5.50                           6.14                                 89.58
                        5.35                           5.94                                 90.07
1996                    5.40                           6.03                                 89.55
                        5.60                           6.46                                 86.69
                        5.85                           6.66                                 87.84
                        5.95                           6.89                                 86.36
                        6.05                           6.99                                 86.55
                        5.90                           6.89                                 85.63
                        5.85                           6.97                                 83.93
                        5.90                           7.11                                 82.98
                        5.70                           6.93                                 82.25
                        5.65                           6.64                                 85.09
                        5.50                           6.35                                 86.61
                        5.60                           6.63                                 84.46
1997                    5.70                           6.79                                 83.95
                        5.65                           6.80                                 83.09
                        5.90                           7.10                                 83.10
                        5.75                           6.94                                 82.85
                        5.65                           6.91                                 81.77
                        5.60                           6.78                                 82.60
                        5.30                           6.30                                 84.13
                        5.50                           6.61                                 83.21
                        5.40                           6.40                                 84.38
                        5.35                           6.15                                 86.99
                        5.30                           6.05                                 87.60
                        5.15                           5.92                                 86.99
1998                    5.15                           5.80                                 88.79
                        5.20                           5.92                                 87.84
                        5.25                           5.93                                 88.53
                        5.35                           5.95                                 89.92
                        5.20                           5.80                                 89.66
                        5.20                           5.65                                 92.04
                        5.18                           5.71                                 90.72
                        5.03                           5.27                                 95.45
                        4.95                           5.00                                 99.00
                        5.05                           5.16                                 97.87
                        5.00                           5.06                                 98.81
                        5.05                           5.10                                 99.02
1999                    5.00                           5.09                                 98.23
                        5.10                           5.58                                 91.40
                        5.15                           5.63                                 91.47
                        5.20                           5.66                                 91.87
                        5.30                           5.83                                 90.91
                        5.47                           5.96                                 91.78
                        5.55                           6.10                                 90.98
                        5.75                           6.06                                 94.88
                        5.85                           6.05                                 96.69
                        6.03                           6.16                                 97.90
                        6.00                           6.29                                 95.39
                        5.97                           6.48                                 92.13
2000                    6.18                           6.49                                 95.22
                        6.04                           6.14                                 98.37
                        5.82                           5.83                                 99.83
                        5.91                           5.96                                 99.16
                        5.91                           6.01                                 98.34



Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

The performance of Morgan Stanley Dean Witter Municipal Premium Income Trust
(PIA) was affected by the higher-interest-rate environment. For the 12-month period ended May 31, 2000, the Fund's net asset value (NAV) declined from $10.03 to $9.08 per share. Based on this change plus a reinvestment of tax-free dividends totaling $0.53 per share and short-term and long-term capital gain distributions paid in December, the Fund's total NAV return was -2.35 percent.

PIA's value on the New York Stock Exchange (NYSE) decreased from $8.75 to $7.75 per share during this period. Based on this change plus reinvestment of dividends and distributions, PIA's total market return was -4.55 percent. PIA's share price was at a 14.65 percent discount to its NAV on May 31, 2000.

Monthly dividends for the second calendar quarter of 2000, declared in March, were unchanged at $0.045 per share. The Fund's level of undistributed net investment income was $0.106 per share on

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

May 31, 2000, versus $0.107 per share 12 months earlier. Subsequent to the fiscal year end, the Fund declared the same level of monthly dividends for July, August and September.

PORTFOLIO STRUCTURE

The Fund's investments were diversified among 13 long-term sectors and 77 credits. At the end of May, the portfolio's average maturity was 18 years. Average duration, a measure of portfolio sensitivity to interest rates, was 7.9 years. Issues in the refunded bond category comprised 5 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. The accompanying charts and tables provide current information on the portfolio's credit quality, sector distribution and geographic diversification. Optional call provisions, by year, with their respective cost (book) yields are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Fund's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (i.e., ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the fiscal year, ARPS leverage contributed approximately $0.07 per share to common share earnings. Weekly ARPS yields ranged between 3.00 percent and
5.50 percent. In comparison, the yield on 1-year municipal notes increased from
3.18 percent at the end of May 1999 to 4.59 percent at the end of May 2000. Five ARPS series totaling $100 million represented 33 percent of net assets.

LOOKING AHEAD

The Federal Reserve Board has expressed concern about consumer wealth and rising prices. We anticipate that the central bank will continue to focus on inflation and may increase short-term rates if it feels that economic momentum is not slowing significantly. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Fund may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the 12-month period ended May 31, 2000, the Fund purchased and retired 6.5 percent of its common stock (1,536,776 shares) at a weighted average market discount of 14.21 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Premium Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

[LARGEST SECTORS PIE CHART]

                     LARGEST SECTORS  AS OF MAY 31, 2000 (% OF NET ASSETS)
TRANSPORTATION                              16%
ELECTRIC                                    15%
HOSPITAL                                    15%
IDR/PCR*                                    12%
GENERAL OBLIGATION                          10%
WATER & SEWER                                8%
MORTGAGE                                     6%
REFUNDED                                     5%



*   INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]

                         CREDIT RATINGS AS OF MAY 31, 2000
                         (% OF TOTAL LONG-TERM PORTFOLIO)
                        Aaa OR AAA                        66%
                        Aa OR AA                          20%
                        A OR A                             3%
                        Baa OR BBB                         9%
                        NR                                 2%

 AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR
 STANDARD & POOR'S CORP.

 PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                BASED ON MARKET VALUE AS A PERCENT OF NET ASSETS
                                  MAY 31, 2000


ALABAMA                                                                           3.4%
ARIZONA                                                                           3.4
CALIFORNIA                                                                        7.8
COLORADO                                                                          2.2
GEORGIA                                                                           3.7
FLORIDA                                                                           0.8
HAWAII                                                                            1.0
ILLINOIS                                                                          7.0
KANSAS                                                                            4.8
LOUISIANA                                                                         0.8
MASSACHUSETTS                                                                     8.2
MICHIGAN                                                                          3.9
MINNESOTA                                                                         2.0
MISSISSIPPI                                                                       0.1
MISSOURI                                                                          1.2
NEW JERSEY                                                                        2.7
NEW MEXICO                                                                        1.3
NEW YORK                                                                          8.3
NORTH CAROLINA                                                                    1.0
OHIO                                                                              4.5
PENNSYLVANIA                                                                      1.0
PUERTO RICO                                                                       0.9
SOUTH CAROLINA                                                                    2.9
TENNESSEE                                                                         1.2
TEXAS                                                                            16.4
UTAH                                                                              1.6
VIRGINIA                                                                          2.6
WASHINGTON                                                                        3.4
WISCONSIN                                                                         1.4
                                                                                ------
TOTAL                                                                            99.5%
                                                                                ======
=====================
  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST


      CALL AND COST (BOOK) YIELD STRUCTURE
                 MAY 31, 2000
                                                                WEIGHTED AVERAGE
               PERCENT CALLABLE*                            CALL PROTECTION: 6 YEARS

2000                                           11%
2001                                            4%
2002                                            9%
2003
2004                                           10%
2005                                           10%
2006                                           12%
2007                                            4%
2008                                           22%
2009                                            6%
2010+                                          12%
             YEARS BONDS CALLABLE

                                                        WEIGHTED AVERAGE
           COST (BOOK) YIELD **                         BOOK YIELD: 6.0%

2000                              7.40%

2001                              7.10%

2002                              6.10%

2003

2004                              6.50%

2005                              6.10%

2006                              5.40%

2007                              6.10%

2008                              5.40%

2009                              5.50%

2010+                             9.80%


   *  % BASED ON LONG-TERM PORTFOLIO.
  **  COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE
      PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND EARNED A BOOK YIELD OF 7.1% ON 4% OF THE
      BONDS IN THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2001.

      PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 21, 1999, an annual meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Michael Bozic
For.........................................................  18,597,722
Withheld....................................................     442,271

   ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Charles A. Fiumefreddo
For.........................................................         897
Withheld....................................................           0

  The following Trustees were not standing for reelection at this meeting: Edwin
  J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
ACCOUNTANTS:

For.........................................................  18,469,753
Against.....................................................     197,244
Abstain.....................................................     372,996

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO OF INVESTMENTS May 31, 2000

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.1%)
            General Obligation (10.1%)
$  4,000    California, Dtd 10/01/98 Refg (MBIA)........................   4.50%   10/01/28    $ 3,115,440
   5,000    Los Angeles Unified School District, California, 1997 Ser B
             (FGIC).....................................................   5.00    07/01/23      4,368,050
   3,000    Hawaii, 1999 Ser CT (FSA)...................................   5.875   09/01/17      2,988,420
   3,500    Massachusetts, 1995 Ser A (AMBAC)...........................   5.00    07/01/12      3,334,940
   2,300    Berkley School District, Michigan, Refg Ser 1999 (FGIC).....   4.75    01/01/19      1,946,168
   2,000    Michigan Municipal Bond Authority, School Ser 1998..........   5.25    12/01/13      1,912,420
   3,000    Barberton City School District, Ohio, Ser 1998 (FGIC).......   5.125   11/01/22      2,659,050
     700    Puerto Rico, Public Improvement Ser 1998 (MBIA).............   4.875   07/01/23        596,043
   3,500    Shelby County, Tennessee, Refg 1995 Ser A...................   5.625   04/01/11      3,519,565
   6,000    Washington, Ser 1993 A......................................   5.75    10/01/17      5,915,400
--------                                                                                       -----------
  33,000                                                                                        30,355,496
--------                                                                                       -----------

            Educational Facilities Revenue (4.0%)
   5,500    Oakland University, Michigan, Ser 1995 (MBIA)...............   5.75    05/15/26      5,264,380
            New York State Dormitory Authority,
   4,000     State University Refg Ser 1993 A...........................   5.50    05/15/08      4,002,440
   1,350     State University Refg Ser 1990 B...........................   7.50    05/15/11      1,515,605
   1,250    Ohio State University, General Receipts Ser 1999 A..........   5.75    12/01/24      1,210,150
--------                                                                                       -----------
  12,100                                                                                        11,992,575
--------                                                                                       -----------

            Electric Revenue (14.5%)
   3,000    Los Angeles Department of Water & Power, California, Issue
             of 1992....................................................   6.375   02/01/20      3,072,600
   5,000    Sacramento Municipal Utility District, California, Refg 1994
             Ser I (MBIA)...............................................   6.00    01/01/24      4,999,700
   2,950    Kansas City, Kansas, Utility Refg & Improvement Ser 1994
             (FGIC).....................................................   6.375   09/01/23      3,018,942
   7,750    South Carolina Public Service Authority, 1995 Refg Ser A
             (AMBAC)....................................................   6.25    01/01/22      7,866,173
   4,000    Lower Colorado River Authority, Texas, Jr Lien Seventh Ser
             (FSA)......................................................   4.75    01/01/28      3,339,040
  17,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C..........   4.70    02/01/06     16,496,799
   5,000    Intermountain Power Agency, Utah, Refg 1997 Ser B
             (MBIA)**...................................................   5.75    07/01/19      4,853,250
--------                                                                                       -----------
  44,700                                                                                        43,646,504
--------                                                                                       -----------

            Hospital Revenue (15.1%)
   5,000    Birmingham-Carraway Special Care Facilities Financing
             Authority, Alabama, Carraway Methodist Health Ser 1995 A
             (Connie Lee)...............................................   5.875   08/15/15      4,957,350
   3,500    Colbert County - Northwest Health Care Authority, Alabama,
             Hellen Keller Hospital Refg Ser 1990.......................   8.75    06/01/09      3,609,340
   2,000    Montgomery Special Care Facilities Financing Authority,
             Alabama, Baptist Health Ser 1998 B (MBIA)..................   5.00    11/15/29      1,646,740
  10,000    Boston, Massachusetts, Boston City Hospital - FHA Mtge Refg
             Ser B......................................................   5.75    02/15/13      9,796,299
   5,000    New Jersey Health Care Authority, St Barnabas Medical Center
             Ser 1998 B (MBIA)..........................................   4.75    07/01/28      4,026,850
   4,000    North Carolina Medical Care Commission, Duke University
             Health Ser 1998 A..........................................   4.75    06/01/28      3,132,560
   4,000    Montgomery County, Ohio, Franciscan Medical Center - Dayton
             Ser 1997...................................................   5.50    07/01/18      3,999,920

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  2,985    Lehigh County General Purpose Authority, Pennsylvania, St
             Lukes Hospital Ser 1992 (AMBAC)............................   6.25%   07/01/22    $ 2,994,373
   2,750    Jefferson County Health Facilities Development Corporation,
             Texas, Baptist Health Ser 1989.............................   8.30    10/01/14      2,617,698
   5,000    Washington Health Care Facilities Authority, Swedish Health
             Ser 1998 (AMBAC)...........................................   5.125   11/15/22      4,298,900
   5,000    Wisconsin Health & Educational Facilities Authority, Wausau
             Hospital Refg Ser 1998 A (AMBAC)...........................   5.125   08/15/20      4,297,550
--------                                                                                       -----------
  49,235                                                                                        45,377,580
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (12.4%)
   9,585    Pima County Industrial Development Authority, Arizona,
             Tucson Electric Power Co Refg Ser 1988 A (FSA).............   7.25    07/15/10     10,078,340
  10,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
             (MBIA).....................................................   7.00    06/01/31     10,372,000
   8,000    New York City Industrial Development Agency, New York,
             Brooklyn Navy Yard Cogeneration Partners LP Ser 1997
             (AMT)......................................................   5.65    10/01/28      6,761,920
  10,000    Alliance Airport Authority, Texas, AMR Corp Ser 1990
             (AMT)......................................................   7.50    12/01/29     10,126,500
--------                                                                                       -----------
  37,585                                                                                        37,338,760
--------                                                                                       -----------

            Mortgage Revenue - Multi-Family (3.0%)
   1,250    Lake Charles Non-Profit Housing Development Corporation,
             Louisiana, Ser 1990 A (FSA)................................   7.875   02/15/25      1,251,063
            Massachusetts Housing Finance Agency,
   1,790     Rental 1994 Ser A (AMT) (AMBAC)............................   6.60    07/01/14      1,838,455
   3,460     Rental 1994 Ser A (AMT) (AMBAC)............................   6.65    07/01/19      3,535,912
   2,410    Minnesota Housing Finance Agency, Rental 1995 Ser D
             (MBIA).....................................................   6.00    02/01/22      2,349,919
--------                                                                                       -----------
   8,910                                                                                         8,975,349
--------                                                                                       -----------

            Mortgage Revenue - Single Family (3.4%)
            Colorado Housing & Finance Authority,
     125     Ser 1990 B-2...............................................   8.00    02/01/18        126,489
   2,315     Ser 1997 A-2 (AMT).........................................   7.25    05/01/27      2,441,493
     110    Idaho Housing Agency, 1988 Ser D-2 (AMT)....................   8.25    01/01/20        110,349
     635    Kansas City Leavenworth & Lenexa, Kansas, GNMA-Backed Ser
             1998 C (AMT)...............................................   8.00    11/01/20        652,621
            Olathe, Kansas,
      65     GNMA Collateralized Ser 1990 B.............................   7.50    09/01/10         66,522
     200     GNMA Collateralized Ser 1989 A (AMT) (MBIA)................   8.00    11/01/20        202,574
   1,050    New Orleans Home Mortgage Authority, Louisiana, GNMA
             Collateralized 1989 Ser B-1 (AMT)..........................   8.25    12/01/21      1,058,589
     380    Mississippi Housing Finance Corporation, GNMA-Backed Ser
             1989 (AMT) (FGIC)..........................................   8.25    10/15/18        388,029
   2,285    Missouri Housing Development Commission, Homeownership 1996
             Ser D (AMT)................................................   7.10    09/01/27      2,341,645
       5    Muskogee County Home Finance Authority, Oklahoma, 1990 Ser A
             (FGIC).....................................................   7.60    12/01/10          5,078

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$    810    South Carolina Housing Finance & Development Authority,
             Homeownership 1991 Ser A (AMT).............................   7.40%   07/01/23    $   823,697
      45    Utah Housing Finance Agency, Ser 1991 B-1...................   7.50    07/01/16         45,869
   2,000    Virginia Housing Development Authority, 1992 Ser A..........   7.10    01/01/25      2,040,860
--------                                                                                       -----------
  10,025                                                                                        10,303,815
--------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (0.6%)
            New York State Medical Care Facilities Finance Agency,
     785     Mental Health Ser 1987.....................................   8.875   08/15/07        800,701
     565     Mental Health Ser 1990 A (Secondary MBIA)..................   7.75    02/15/20        577,537
     405     Mental Health Ser 1991 A...................................   7.50    02/15/21        419,207
--------                                                                                       -----------
   1,755                                                                                         1,797,445
--------                                                                                       -----------

            Public Facilities Revenue (1.8%)
   2,000    Metropolitan Pier & Exposition Authority, Illinois,
             McCormick Place Refg Ser 1998 A (FGIC).....................   5.50    06/15/18      1,916,120
            Saint Paul Independent School District #625, Minnesota,
   1,700     Ser 1995 C COPs............................................   5.45    02/01/11      1,691,993
   1,800     Ser 1995 C COPs............................................   5.50    02/01/12      1,792,188
--------                                                                                       -----------
   5,500                                                                                         5,400,301
--------                                                                                       -----------

            Transportation Facilities Revenue (15.8%)
   3,000    Alameda Corridor Transportation Authority, California, Sr
             Lien Ser 1999 A (MBIA).....................................   5.25    10/01/21      2,761,440
   4,000    Colorado Department of Transportation, Ser 2000 (AMBAC)
             (WI).......................................................   6.00    06/15/14      4,111,280
   2,500    Miami-Dade County, Florida, Miami International Airport Ser
             2000 B (FGIC)..............................................   5.75    10/01/24      2,429,650
   3,500    Atlanta, Georgia, Airport Ser 1994 B (AMT) (AMBAC)..........   6.00    01/01/21      3,510,688
            Chicago, Illinois,
   5,000     Chicago-O'Hare International Airport Ser 1996 A (AMBAC)....   5.625   01/01/12      4,976,600
   7,000     Midway Airport 1994 Ser A (AMT) (MBIA).....................   6.25    01/01/24      7,266,567
   5,000    New Jersey Transportation Trust Authority, 1998 Ser A
             (FSA)......................................................   4.50    06/15/19      4,091,500
   2,500    New York State Thruway Authority, Local Highway & Bridge Ser
             1998 A (MBIA)..............................................   5.00    04/01/18      2,223,300
   2,800    Puerto Rico Highway & Transportation Authority, Ser 1998
             A..........................................................   4.75    07/01/38      2,195,676
   8,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...   6.125   11/15/25      7,903,199
   5,000    Pocahontas Parkway Association, Virginia, Route 895
             Connector Ser 1998 A.......................................   5.50    08/15/28      3,954,450
   2,000    Richmond Metropolitan Authority, Virginia, Expressway & Refg
             Ser 1998 (FGIC)............................................   5.25    07/15/17      1,877,340
--------                                                                                       -----------
  50,300                                                                                        47,301,690
--------                                                                                       -----------

            Water & Sewer Revenue (8.0%)
   2,500    Coachella, California, Ser 1992 COPs (FSA)..................   6.10    03/01/22      2,512,500
   3,000    Eastern Municipal Water District, California, Water & Sewer
             Refg Ser 1998 A COPs (FGIC)................................   4.75    07/01/23      2,492,070
   3,000    Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC)......   5.50    11/01/22      2,866,020

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  5,000    Rockdale County Water & Sewage Authority, Georgia, Ser 1999
             A (MBIA)...................................................   5.50%   07/01/25    $ 4,671,500
   5,500    Massachusetts Water Resources Authority, 1998 Ser A (FSA)...   4.75    08/01/27      4,448,345
   3,000    Detroit, Michigan, Water Supply 1997 Ser A (MBIA)...........   5.00    07/01/21      2,608,050
   5,000    Cleveland, Ohio, Waterworks Improvement & Refg 1998 Ser I
 --------   (FSA)......................................................    5.00    01/01/23      4,324,700
                                                                                               -----------
  27,000                                                                                        23,923,185
--------                                                                                       -----------

            Other Revenue (3.3%)
  10,000    New York Local Government Assistance Corporation, Refg Ser
             1997 B (MBIA)..............................................   5.00    04/01/21      8,701,000
   1,450    Cuyahoga County, Ohio, The Medical Center Co Ser 1998
--------     (AMBAC)....................................................   5.125   02/15/28      1,251,423
                                                                                               -----------
  11,450                                                                                         9,952,423
--------                                                                                       -----------

            Refunded (5.1%)
   5,000    Regional Transportation Authority, Illinois, Ser 1994 A
             (AMBAC)....................................................   6.25    06/01/04+     5,286,150
   1,800    Southwestern Illinois Development Authority, Anderson
             Hospital Ser 1992 A........................................   7.00    08/15/02+     1,898,658
   1,340    Missouri Health & Educational Facilities Authority, Missouri
             Baptist Medical Center Refg Ser 1989 (ETM).................   7.625   07/01/18      1,369,882
   3,600    Rio Rancho, New Mexico, Water & Wastewater Ser 1995 A
             (FSA)......................................................   6.00    05/15/06+     3,745,764
   3,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C (ETM)....   4.70    02/01/06      2,891,310
--------                                                                                       -----------
  14,740                                                                                        15,191,764
--------                                                                                       -----------
 306,300    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $298,982,117).................   291,556,887
--------                                                                                       -----------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (2.4%)
   1,500    Massachusetts Health & Educational Facilities Authority,
             Capital Asset Ser D (MBIA) (Demand 06/01/00)...............   4.45*   01/01/35      1,500,000
            Harris County Health Facilities Development Corporation,
             Texas,
   1,800     Methodist Hospital Ser 1994 (Demand 06/01/00)..............   4.35*   12/01/25      1,800,000
   3,940     St Luke's Episcopal Hospital Ser 1997 A (Demand
--------     06/01/00)................................................     4.40*   02/15/27      3,940,000
                                                                                                -----------

   7,240    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
--------     $7,240,000)....................................................................     7,240,000
                                                                                                -----------

$313,540    TOTAL INVESTMENTS (Identified Cost $306,222,117) (a)..................     99.5%   298,796,887
========

            OTHER ASSETS IN EXCESS OF LIABILITIES .................................      0.5     1,458,672
                                                                                       -----    -----------


            NET ASSETS ............................................................   100.0%  $300,255,559
                                                                                      ======   ===========



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

------------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    WI      Security purchased on a "when-issued" basis.
    +       Prerefunded to call date shown.
    *       Current coupon of variable rate demand obligation.
    **      This security is segregated in connection with the purchase of a "when-issued" security.
   (a)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $4,837,370 and the aggregate gross
            unrealized depreciation is $12,262,600, resulting in net
            unrealized depreciation of $7,425,230.

Bond Insurance:
----------------
  AMBAC     AMBAC Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - a wholly owned subsidiary of
            AMBAC Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000
ASSETS:
Investments in securities, at value
 (identified cost $306,222,117).............................  $298,796,887
Receivable for:
    Interest................................................    5,740,620
    Investments sold........................................      195,200
Cash........................................................        5,798
Prepaid expenses and other assets...........................      192,924
                                                              -----------

    TOTAL ASSETS............................................  304,931,429
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................    4,082,400
    Dividends to preferred shareholders.....................      198,062
    Investment advisory fee.................................      108,591
    Shares of beneficial interest repurchased...............       75,360
    Administration fee......................................       67,869
Accrued expenses and other payables.........................      143,588
                                                              -----------

    TOTAL LIABILITIES.......................................    4,675,870
                                                              -----------

    NET ASSETS..............................................  $300,255,559
                                                              ===========

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 1,000
 shares outstanding)........................................  $100,000,000
                                                              -----------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 22,048,248 shares
 outstanding)...............................................  206,807,564
Net unrealized depreciation.................................   (7,425,230)
Accumulated undistributed net investment income.............    2,330,691
Accumulated net realized loss...............................   (1,457,466)
                                                              -----------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............  200,255,559
                                                              -----------

    TOTAL NET ASSETS........................................  $300,255,559
                                                              ===========

NET ASSET VALUE PER COMMON SHARE
 ($200,255,559 divided by 22,048,248 common shares
 outstanding)...............................................         $9.08
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

STATEMENT OF OPERATIONS
For the year ended May 31, 2000
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $18,371,770
                                                              -----------

EXPENSES
Investment advisory fee.....................................    1,258,323
Administration fee..........................................      786,452
Auction commission fees.....................................      326,336
Professional fees...........................................      118,469
Transfer agent fees and expenses............................       73,233
Shareholder reports and notices.............................       49,408
Auction agent fees..........................................       38,729
Registration fees...........................................       21,790
Trustees' fees and expenses.................................       18,295
Custodian fees..............................................       17,476
Other.......................................................       31,615
                                                              -----------

    TOTAL EXPENSES..........................................    2,740,126

Less: expense offset........................................      (17,390)
                                                              -----------

    NET EXPENSES............................................    2,722,736
                                                              -----------

    NET INVESTMENT INCOME...................................   15,649,034
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................   (1,457,465)
Net change in unrealized appreciation.......................  (20,713,171)
                                                              -----------

    NET LOSS................................................  (22,170,636)
                                                              -----------

NET DECREASE................................................  $(6,521,602)
                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR       FOR THE YEAR
                                                           ENDED              ENDED
                                                        MAY 31, 2000       MAY 31, 1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $ 15,649,034       $ 16,784,754
Net realized gain (loss).............................      (1,457,465)         2,192,129
Net change in unrealized depreciation................     (20,713,171)        (6,180,178)
                                                         ------------       ------------

    NET INCREASE (DECREASE)..........................      (6,521,602)        12,796,705
                                                         ------------       ------------
Dividends to preferred shareholders from net
 investment income...................................      (3,734,450)        (3,464,520)
                                                         ------------       ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................     (12,096,798)       (13,010,308)
Net realized gain....................................      (1,623,826)        (6,255,848)
                                                         ------------       ------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS................     (13,720,624)       (19,266,156)
                                                         ------------       ------------
Decrease from transactions in common shares of
 beneficial interest.................................     (12,263,531)        (7,962,618)
                                                         ------------       ------------

    NET DECREASE.....................................     (36,240,207)       (17,896,589)
NET ASSETS:
Beginning of period..................................     336,495,766        354,392,355
                                                         ------------       ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,330,691 and $2,512,905, respectively).........    $300,255,559       $336,495,766
                                                         ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS May 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Premium Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.40% to the Fund's weekly net assets.

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.25% to the Fund's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2000 aggregated $33,089,095 and $45,153,813, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At May 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $1,400.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,973. At May 31, 2000, the Fund had

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST an accrued pension liability of $52,633 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 1998.......................................  24,433,224   $244,332    $226,789,381
Treasury shares purchased and retired (weighted average
 discount 9.68%)*...........................................    (848,200)    (8,482)     (7,954,136)
                                                              ----------   --------    ------------
Balance, May 31, 1999.......................................  23,585,024    235,850     218,835,245
Treasury shares purchased and retired (weighted average
 discount 14.21%)*..........................................  (1,536,776)   (15,368)    (12,248,163)
                                                              ----------   --------    ------------
Balance, May 31, 2000.......................................  22,048,248   $220,482    $206,587,082
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without the approval of the common shareholders. The Fund has issued Series A through E Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                                                    NEXT          RANGE OF
SERIES  SHARES*   AMOUNT IN THOUSANDS*   RATE*   RESET DATE   DIVIDEND RATES**
------  -------   --------------------   -----   ----------   ----------------
  A       200            20,000          4.44%    06/07/00    3.09%  - 5.50%
  B       200            20,000          4.49     06/07/00     3.00   - 5.50
  C       200            20,000          3.85     08/29/00     3.49   - 3.85
  D       200            20,000          4.16     01/02/01     3.349  - 4.16
  E       200            20,000          3.65     07/03/00     3.545  - 3.65

---------------------
 * As of May 31, 2000.
** For the year ended May 31, 2000.

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

Subsequent to May 31, 2000 and up through June 30, the Fund paid dividends to each of the Series A through E at rates ranging from 3.85% to 4.79% in the aggregate amount of $275,308.

The Fund is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. DIVIDENDS TO COMMON SHAREHOLDERS

The Fund declared the following dividends from net investment income:

 DECLARATION     AMOUNT           RECORD             PAYABLE
     DATE       PER SHARE          DATE                DATE
--------------  ---------   ------------------  ------------------
March 28, 2000   $0.045        June 9, 2000       June 23, 2000
June 27, 2000    $0.045        July 7, 2000       July 21, 2000
June 27, 2000    $0.045       August 4, 2000     August 18, 2000
June 27, 2000    $0.045     September 8, 2000   September 22, 2000

7. FEDERAL INCOME TAX STATUS

At May 31, 2000, the Fund had a net capital loss carryover of approximately $1,238,000 which will be available through May 31, 2008 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $219,000 during fiscal 2000.

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                           FOR THE YEAR ENDED MAY 31*
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................    $10.03     $10.41     $10.08     $10.02     $10.36
                                                                ------     ------     ------     ------     ------
Income loss from investment operations:
 Net investment income......................................      0.68       0.70       0.75       0.78       0.79
 Net realized and unrealized gain (loss)....................     (0.96)     (0.18)      0.33       0.19      (0.22)
                                                                ------     ------     ------     ------     ------
Total income (loss) from investment operations..............     (0.28)      0.52       1.08       0.97       0.57
                                                                ------     ------     ------     ------     ------
Less dividends and distributions from:
 Net investment income......................................     (0.53)     (0.54)     (0.60)     (0.60)     (0.65)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................     (0.16)     (0.14)     (0.15)     (0.14)     (0.15)
 Net realized gain..........................................     (0.07)     (0.26)        --      (0.20)     (0.12)
                                                                ------     ------     ------     ------     ------
Total dividends and distributions...........................     (0.76)     (0.94)     (0.75)     (0.94)     (0.92)
                                                                ------     ------     ------     ------     ------
Anti-dilutive effect of acquiring treasury shares...........      0.09       0.04         --       0.03       0.01
                                                                ------     ------     ------     ------     ------
Net asset value, end of period..............................    $ 9.08     $10.03     $10.41     $10.08     $10.02
                                                                ======     ======     ======     ======     ======
Market value, end of period.................................    $ 7.75     $ 8.75     $9.625     $9.375     $ 9.00
                                                                ======     ======     ======     ======     ======
TOTAL RETURN+...............................................     (4.55)%    (1.21)%     9.08%     13.52%      0.67%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Expenses (1)................................................      1.28%      1.19%      1.18%      1.14%      1.16%
Net investment income before preferred stock dividends......      7.30%      6.73%      7.31%      7.70%      7.68%
Preferred stock dividends...................................      1.74%      1.39%      1.46%      1.41%      1.44%
Net investment income available to common shareholders......      5.56%      5.34%      5.85%      6.29%      6.24%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $300,256   $336,496   $354,392   $349,294   $355,587
Asset coverage on preferred shares at end of period.........       300%       336%       354%       349%       355%
Portfolio turnover rate.....................................        11%        17%        21%         5%        14%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Premium Income Trust (the "Fund") at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
June 30, 2000

                      2000 FEDERAL TAX NOTICE (unaudited)

         During the year ended May 31, 2000, the Fund paid the following per share amounts from tax-exempt income: $0.53 to common shareholders, $3,781 to Series A preferred shareholders, $3,809 to Series B preferred shareholders, $3,770 to Series C preferred shareholders, $3,663 to Series D preferred shareholders and $3,650 to Series E preferred shareholders. For the year ended May 31, 2000, the Fund paid to common shareholders $0.06 per share from long-term capital gains.

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

REVISED INVESTMENT POLICY (unaudited)

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Municipal Premium Income Trust (the "Fund") approved an investment policy whereby the Fund would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Fund will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISOR
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



MORGAN STANLEY
DEAN WITTER
MUNICIPAL
PREMIUM
INCOME TRUST

Annual Report
May 31, 2000